SCUDDER
INVESTMENT(SM)
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Scudder Select 1000 Growth
Fund

Supplement to Prospectus
Dated March 31, 1999

The following information supplements the prospectus for Scudder Select 1000 Growth Fund:

The Board of Trustees of the fund has approved, subject to shareholder approval, a change to the fund's classification under the Investment Company Act of 1940 from "diversified" to "non-diversified." A fund that is classified as diversified may not, with respect to 75% of its total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. A non-diversified fund is not required to comply with this provision.

Because a non-diversified fund may invest in securities of relatively few issuers, it involves more risk than a diversified fund since any factors affecting a given company could affect performance of the fund to a greater degree.

Proxy materials relating to the proposed change have been mailed to the fund's shareholders in April 2000. A Special Meeting of Shareholders to vote on the proposed changes is expected to be held on or about July 13, 2000.

May 5, 2000